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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                     United American Healthcare Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

(UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                                   ----------

                               NOTICE OF THE 2006
                         ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

                                 October 2, 2006

Dear Shareholder:

     The Annual Meeting of Shareholders of United American Healthcare Corporation will be held on Friday, November 3, 2006 at 10:30 a.m., Eastern Standard Time, at the Atheneum Suite Hotel, 1000 Brush Avenue, Detroit, Michigan, for the following purposes:

     (1)  to elect five directors;

     (2) to vote on the ratification of the appointment of UHY LLP as our independent auditors for the 2007 fiscal year; and

     (3) to transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 15, 2006 will be entitled to vote at the Annual Meeting.

     Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, and our Annual Report for the fiscal year ended June 30, 2006 (with our Form 10-K report for that year inserted inside its back cover). Your vote is important, regardless of the number of shares you hold. Whether you plan to attend the meeting or not, to vote by proxy sign, date and mail the enclosed proxy card as soon as possible in the envelope provided. This will not prevent you from voting your shares in person at the meeting before voting closes, if you wish to do so.

     We look forward to seeing you on November 3, 2006.

                                        Sincerely,


                                        /s/ William C. Brooks
                                        ----------------------------------------
                                        William C. Brooks,
                                        Chairman, President and Chief Executive
                                        Officer

(UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                     UNITED AMERICAN HEALTHCARE CORPORATION
                           300 RIVER PLACE, SUITE 4950
                          DETROIT, MICHIGAN 48207-5062

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           To be Held November 3, 2006

GENERAL INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of United American Healthcare Corporation (the "Company") to be held at the Atheneum Suite Hotel, 1000 Brush Avenue, Detroit, Michigan, on Friday, November 3, 2006, at 10:30 a.m., Eastern Standard Time. The approximate mailing date for this proxy statement and the proxy is October 2, 2006.

     At our annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of five directors and ratification of the appointment of independent auditors. Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting, and we have no present knowledge that any other matters will be presented for action at the meeting by others. However, if other matters properly come before the meeting it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that your shares be represented at the meeting. If it is impossible for you to attend, please sign and date the enclosed proxy and return it to us. The proxy is solicited on behalf of our Board of Directors. The shares represented by valid proxies in the enclosed form will be voted if received in time for the meeting.

     All references in this proxy statement to "fiscal year 2006" are references to our fiscal year ended June 30, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only holders of record of shares of our no par value common stock at the close of business on September 15, 2006 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. On such record date, we had issued and outstanding 7,531,277 shares of common stock.

     The following table contains information with respect to the beneficial ownership of our common shares as of as of September 15, 2006 by each person known by us to beneficially own more than 5% of our common shares, our only outstanding class of voting shares:

                                          AMOUNT AND NATURE OF   PERCENTAGE OF
                                              COMMON SHARES      COMMON SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP     OWNED (1)
------------------------------------      --------------------   -------------
Robert W. Morey and Maura Morey (2)              662,196              8.8%
1660 Tiburon Boulevard, Suite E
Tiburon, CA 94920

Roy L. Rogers and Ruth Rogers (3)                520,000              6.9%
3000 Sand Hill Road, Bldg. 1, Suite 260
Menlo Park, CA 94025

Richard M. Brown, D.O. (4)                       455,203              6.0%
27774 Franklin Road
Southfield, Michigan 48034

----------
(1)  Based on 7,531,277 common shares outstanding as of September 15, 2006.

(2)  Information obtained from Form SC 13G/A filed February 1, 2006.

(3) Information obtained from Form SC 13G/A (Amendment No. 2) filed January 21, 2005

(4)  Including 25,000, 15,000, 15,000, 2,500, 2,834 and 2,500 shares which Dr.
     Brown has the right to acquire pursuant to stock options that are exercisable currently or become exercisable within 60 days after October 2, 2006 for a price of $5.08, $2.09, $4.27, $3.86, $4.73 and $2.95, respectively, but not including 17,500 shares which Dr. Brown will have the right to acquire pursuant to granted stock options for a price of $2.95 per share that are neither exercisable currently nor becoming exercisable within 60 days after October 2, 2006.

     The shareholder votes cast for all items considered at the meeting will be calculated by an officer of Computershare Investor Services, L.L.C., our Registrar and Transfer Agent, as the Board-designated Inspector of Election. The Inspector of Election will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, determine the result, and do such acts as are proper to conduct the election. Abstentions will not be counted either for or against any action for which cast.

I. ELECTION OF DIRECTORS

     Our Bylaws provide that the size of the Board of Directors shall be fixed, and may be modified, from time to time by a resolution of the Board, but not to fewer than 6 directors. Our Board of Directors has consisted of six directors since prior to our 2005 annual meeting, serving in three classes. Each class of directors serves for a period of three years. The term of office of one class of directors expires each year at the annual meeting. On August 22, 2006, the Board of Directors by resolution increased the number of directors of the Corporation to eight, effective upon the election of directors at the 2006 annual meeting, adding one director in the class expiring at the 2007 annual meeting and adding one director in the class expiring at the 2008 annual meeting.

     Our Board of Directors proposes that Darrel W. Francis, Tom A. Goss and Emmett S. Moten, Jr. be elected as our directors, each to hold office until our annual meeting of shareholders to be held in 2009 and until his successor is elected and qualified. They were last elected as directors at our 2003 annual meeting of shareholders. Our Board of Directors has determined that Messrs. Francis, Goss and Moten are independent as defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented.

     Our Board of Directors also proposes Stephen D. Harris be elected as our director, to hold office until our annual meeting of shareholders to be held in 2007 and until his successor is elected and qualified, and that Eddie R. Munson be elected as our director, to hold office until our annual meeting of shareholders to be held in 2008 and until his successor is elected and qualified. Messrs. Harris and Munson have not previously served on our Board of Directors. Our Board of Directors has determined that Mr. Munson is independent, and Mr. Harris is not independent, as defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented.

     If a quorum is present: the three nominees receiving the greatest number of votes cast at the meeting or its adjournment for a term expiring with the 2009 annual meeting will be elected; the nominee receiving the greatest number of votes cast at the meeting or its adjournment for a term expiring with the 2007 annual meeting will be elected; and the nominee receiving the greatest number of votes cast at the meeting or its adjournment for a term expiring with the 2008 annual meeting will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominees listed below unless the person giving the proxy withholds authority to vote for these nominees. The nominees listed below have consented to serve if elected. If any nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.

     The following information is furnished as of September 15, 2006 with respect to our nominees for election as directors, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:

                                                                        AMOUNT AND     PERCENTAGE
                                                                        NATURE OF       OF COMMON    PRESENT
            NAME                          POSITION AND OFFICES        COMMON SHARES      SHARES       TERM
      (AND YEAR FIRST                      WITH US AND OTHER           BENEFICIALLY   BENEFICIALLY     TO
     BECAME A DIRECTOR)       AGE         PRINCIPAL OCCUPATION          OWNED (2)       OWNED (1)     EXPIRE
     ------------------       ---   -------------------------------   -------------   ------------   -------
                          NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM

Darrel W. Francis (1998)       53   President of Precision                44,173             *         2006
                                    Industrial Service

Tom A. Goss (2000)             60   Vice Chairman of our Board of         83,645          1.1%         2006
                                    Directors; Chairman of Goss LLC

Emmett S. Moten, Jr. (1988)    62   President of Moten Associates         81,166          1.1%         2006

                           NOMINEE FOR ELECTION AS A DIRECTOR FOR A ONE-YEAR TERM

Stephen D. Harris              34   Our Executive Vice President,         89,850          1.2%         N/A
                                    Chief Financial Officer and
                                    Treasurer

                           NOMINEE FOR ELECTION AS A DIRECTOR FOR A TWO-YEAR TERM

Eddie R. Munson                56   Partner, KPMG LLP                          0            0%         N/A

                                                                          AMOUNT AND     PERCENTAGE
                                                                          NATURE OF       OF COMMON    PRESENT
             NAME                            POSITION AND OFFICES       COMMON SHARES      SHARES       TERM
       (AND YEAR FIRST                        WITH US AND OTHER          BENEFICIALLY   BENEFICIALLY     TO
      BECAME A DIRECTOR)         AGE         PRINCIPAL OCCUPATION         OWNED (2)       OWNED (1)     EXPIRE
      ------------------         ---   ------------------------------   -------------   ------------   -------
                                        DIRECTORS CONTINUING IN OFFICE

William C. Brooks (1997)          73   Our Chairman of the Board of         259,514          3.5%        2008
                                       Directors, President and Chief
                                       Executive Officer

Richard M. Brown, D.O. (2001)     71   President, Park Family Health        455,203          6.0%        2007
                                       Care Practicing physician

Ronald E. Hall, Sr. (2001)        63   President and Chief Executive         90,345          1.2%        2007
                                       Officer of Bridgewater
                                       Interiors, LLC

                                            OTHER EXECUTIVE OFFICER

Stephanie Dowell (3)              43   Our Vice President; President          7,500             *
                                       and Chief Executive Officer of
                                       UAHC Health Plan of Tennessee,
                                       Inc.

All directors and executive officers as a group (8 persons)               1,111,387         14.8%

----------
*    Less than 1%

(1) Based on 7,531,277 common shares outstanding as of September 15, 2006. For purposes of the table above, and in accordance with the rules of the SEC, we deem common shares that are subject to options that are currently exercisable or exercisable within 60 days of September 15, 2006 to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following number of common shares which the individual has the right to acquire pursuant to stock options that are exercisable currently or become exercisable within 60 days after October 2, 2006: Mr. Francis, 20,334; Mr. Goss, 35,334 shares; Mr. Moten, 60,334 shares; Mr. Harris, 70,334 shares; Mr. Brooks, 236,584 shares; Dr. Brown and Mr. Hall, 62,834 shares each; and Ms. Dowell, 7,500 shares.

(3) Ms. Dowell has been our Vice President since July 1, 2006. She also is and has been President and Chief Executive Officer of our subsidiary, UAHC Health Plan of Tennessee, Inc., since April 15, 2005. Before that, she was the subsidiary's Chief Operating Officer and Senior Vice President since April 2002, and previously its Director of Provider Services since June 2001. Ms. Dowell served from 1996 to 2001 as Director of Legislative Affairs & Public Policy for Methodist LeBonheur Healthcare, then the largest multi-hospital and healthcare system in western Tennessee. Ms. Dowell's spouse, Stanley Dowell, M.D., is a one-third owner of a physicians' internal medicine practice that had a contract until November 1, 2005 with UAHC Health Plan of Tennessee, Inc. to provide primary care services to certain of its members on a capitated basis, for a government-regulated per member per month fee. Also including fees for services to existing patients until they could be transferred after that date, UAHC Health Plan of Tennessee, Inc. paid $29,085 to that practice in fiscal 2006.

BIOGRAPHICAL INFORMATION

     The following is a brief account of the business experience during the past five years of the nominees for our Board of Directors and of each of our directors whose term of office will continue after the meeting:

DARREL W. FRANCIS (SINCE 1998; PRESENT TERM ENDS 2006)

     Darrel W. Francis has been President of Precision Industrial Service, a floor covering installation company, since June 1999. He also has been President of Metropolitan Facility Resources, an office furniture sales and design company, since January 1997. From January 1996 to October 1998, he was President of Advantage Pavilion, Inc., an office furniture sales and design company.

TOM A. GOSS (SINCE 2000; PRESENT TERM ENDS 2006)

     Tom A. Goss is Vice Chairman of our Board of Directors. He has been Chairman of Goss LLC, an insurance agency, since November 2000. He also has been Chairman of The Goss Group, Inc., an insurance products and services company, since November 2000, and earlier was a Partner/Advisor of that company since March 1997. He also has been Chairman of Goss Steel & Processing LLC, a steel processing center, since April 1, 2003. He currently also is Chairman of Bristol Logistics LLC. He served as Director of Athletics for The University of Michigan from September 1997 to April 2000.

EMMETT S. MOTEN, JR. (SINCE 1988; PRESENT TERM ENDS 2006)

     Emmett S. Moten, Jr. has been the President of Moten Associates, a real estate development firm, since October 1996. Mr. Moten also has been Chairman and part owner of Twinpines Paper Corporation, a paper manufacturing and conversion company in Canton, Michigan, since 2002. From July 1988 to October 1996, he was Vice President of Development for Little Caesar Enterprises, Inc., a national fast food franchise company. Prior to assuming that position, Mr. Moten was Director of the Community & Economic Development Department of the City of Detroit for almost ten years.

STEPHEN D. HARRIS

     Stephen D. Harris joined us as our Chief Financial Officer and Treasurer on October 28, 2002. He additionally became our Executive Vice President on July 1, 2006. He is a certified public accountant with experience in consulting, auditing and accounting for major companies in the automotive manufacturing, energy, and managed health care industries. Prior to joining us, he served as a Manager for Deloitte (then called Deloitte Consulting) since 1994.

EDDIE R. MUNSON

     Eddie R. Munson is a Partner in KPMG LLP ("KPMG"), with whom he has had over 32 years of auditing experience for private and public sector clients, including in the automotive and financial services industries and governmental units. Since October 2003, he has been KPMG's National Partner in Charge of University Relations & Campus Recruiting. From January 1993 to September 2003, Mr. Munson was the Managing Partner of the KPMG Detroit office and also Partner in Charge of Assurance Services for that firm's Mid-America Business Unit with offices in six Midwest locations. He is a certified public accountant. He served on the Board of Directors of KPMG from July 1996 to September 2004, and currently serves on the Board of Trustees of the Skillman Foundation.

WILLIAM C. BROOKS (SINCE 1997; PRESENT TERM ENDS 2008)

     William C. Brooks has served the Company as a director since 1997, as Chairman of our Board of Directors since January 1998, and additionally as our President and CEO since

November 22, 2002. He retired as a Vice President of General Motors Corporation, Inc. in 1997. He is a retired Air Force Officer, and was Assistant Secretary of the U.S. Department of Labor from July 1989 to December 1990. He served as a member of the U. S. Social Security Advisory Board from February 1996 to January 1998. He is a retired member of the Boards of Directors of Louisiana-Pacific Corporation (NYSE: LPX) and DTE Energy (NYSE: DTE). He is a Director of Covansys Inc. (NASDAQ: CVCS).

RICHARD M. BROWN, D.O. (SINCE 2001; PRESENT TERM ENDS 2007)

     Richard M. Brown, D.O., founded Park Medical Centers in 1961. He is a practicing physician and has been President of Park Family Health Care in Detroit, Michigan since 1995. During his career, he has also served as Chief of Staff of the following hospitals in Michigan: Michigan Health Center, Detroit Central Hospital, Botsford General Hospital and Zeiger Osteopathic Hospital. Dr. Brown has been a delegate to the American Osteopathic Association since 1989 and to the Michigan Association of Osteopathic Physicians and Surgeons since 1986. He is a past Board member of the Barbara Ann Karmanos Cancer Institute and the University of Osteopathic Medicine and Health Services in Des Moines, Iowa.

RONALD E. HALL, SR. (SINCE 2001; PRESENT TERM ENDS 2007)

     Ronald E. Hall, Sr. has been President, Chief Executive Officer and majority owner of Bridgewater Interiors, LLC in Detroit, Michigan since November 1998. Bridgewater Interiors is a major supplier of seating and overhead systems to the automotive industry. He is also the President/CEO of Renaissance Capital Alliance, an equipment leasing company and he is the Chairman/CEO of New Center Stamping, an automotive service parts stamping facility. From 1992 to October 1998, Mr. Hall served as President of the Michigan Minority Business Development Council, a privately funded, nonprofit, business development organization.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2006, our Board of Directors held four meetings. The Board of Directors has determined that each of Dr. Richard M. Brown, Darrel W. Francis, Tom A Goss, Ronald E. Hall, Sr. and Emmett S. Moten, Jr. are independent, and if elected to the Board of Directors Eddie R. Munson will be independent, as independence is defined in Nasdaq's listing standards, as those standards have been modified or supplemented.

     FINANCE AND AUDIT COMMITTEE

     We have a standing Finance and Audit Committee. The current members of our Finance and Audit Committee are Darrel W. Francis (Chairman), Dr. Richard M. Brown and Ronald E. Hall, Sr. Each of the members of our Finance and Audit Committee is independent as independence for audit committee members is defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented, and SEC rules and regulations. During fiscal year 2006, our Finance and Audit Committee held four meetings. The purpose of our Finance and Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditor's qualifications and independence, the performance of our independent auditors, and the adequacy of our accounting and internal control systems. The Committee's specific responsibilities are set forth in its Charter (a copy of which was Appendix B in our proxy statement dated October 6, 2003, pertaining to our 2003 annual meeting of shareholders).

     Our Board of Directors has determined that Ronald E. Hall, Sr. is an audit committee financial expert, as defined by the Securities and Exchange Commission ("SEC"), serving on the Finance and Audit Committee. Mr. Hall is independent as independence for audit committee members is defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented. Mr. Hall's experience that qualifies him as our audit committee financial expert includes a B.S. degree from Western Michigan University (major in Mathematics), an M.B.A. from Wayne State University, and over 25 years' work in the corporate and business field as a chief executive officer or other senior officer with financial oversight responsibilities. Also see his "Biographical Information" above.

     COMPENSATION COMMITTEE

     We have a standing Compensation Committee. The current members of our Compensation Committee are Tom A. Goss (Chairman), Dr. Richard M. Brown, Ronald
E. Hall, Sr., and Emmett S. Moten, Jr. Each of the members of our Compensation Committee is independent as independence is defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented. During fiscal year 2006, the Compensation Committee held six meetings. The duties of our Compensation Committee are to make recommendations to our Board of Directors relating to the overall compensation arrangements for our officers and staff, to make recommendations to our Board of Directors pertaining to any compensation plans in which our officers and directors are eligible to participate, and to administer and grant options under our Amended and Restated 1998 Stock Option Plan.

     EXECUTIVE COMMITTEE

     We have a standing Executive Committee. The current members of our Executive Committee are William C. Brooks (Chairman), Tom A. Goss and Emmett S. Moten, Jr. During fiscal year 2006, our Executive Committee did not meet. The duties of our Executive Committee are to exercise, in the intervals between the meetings of our Board of Directors, the powers of our Board as they relate to the management of our business and affairs, excluding powers expressly delegated by our Board to other standing committees.

     GOVERNANCE COMMITTEE

     We have a standing Governance Committee, which serves as the nominating committee of our Board of Directors. Our Board of Directors has adopted a written charter for the Governance Committee, a copy of which is available to shareholders on our Web site, at http://www.uahc.com. The current members of our Governance Committee are Emmett S. Moten, Jr. (Chairman), Darrel W. Francis and Tom A. Goss. In addition, William C. Brooks, our Chairman of the Board, President and CEO, is an ex officio member of our Governance Committee. Each of the members of our Governance Committee, other than Mr. Brooks, is independent as independence is defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented. During fiscal year 2006, our Governance Committee held four meetings. The duties of our Governance Committee are to present to our Board of Directors, whenever vacancies occur, the Board size is increased or terms are expected to expire, names of individuals who would make suitable directors of the Company and to advise our appropriate officers on matters relating to the organization of our Board of Directors.

     The Governance Committee's policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit,

Michigan 48207-5062. To be timely, the notice must be received at our office at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous annual meeting of shareholders. The notice must set forth:

     (A)  with respect to the recommended director candidate,

          - the candidate's name, age, business address and residence address,

          -    the candidate's principal occupation or employment,

          - the number of our common shares beneficially owned by the candidate,

          - information with respect to the candidate's independence, as defined under Nasdaq's listing standards for independent directors in general and with respect to audit committee members,

          - information with respect to other boards on which the candidate serves,

          - information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

          - any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of our directors or that is otherwise required under SEC rules, including the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

     (B)  with respect to the shareholder giving the notice,

          - the shareholder's name and address as they appear on our stock transfer records, and

          - the number of our common shares beneficially owned by the shareholder (and the period they have been held).

     The Governance Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Governance Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Governance Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder.

     All of our directors attended at least 75% of the combined number of meetings held during fiscal year 2006 by the Board and each Committee of which he was then a member.

CODE OF BUSINESS CONDUCT AND ETHICS

     We adopted a Code of Business Conduct and Ethics on May 8, 2003 that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

     - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

     -    compliance with applicable governmental laws, rules and regulations;

     - prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons named in it; and

     - Accountability for adherence to the Code of Business Conduct and Ethics.

     The Code of Business Conduct and Ethics is posted it on our Web site at http://www.uahc.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy of our Code of Business Conduct and Ethics should be made to our Secretary at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in SEC Regulation S-K, Item 406(b), by posting such information on our Web site at http://www.uahc.com within four business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Governance Committee or its Finance and Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications can be sent to the Board of Directors, its Governance Committee or its Finance and Audit Committee or specific directors by regular mail to the attention of the Board of Directors, its Governance Committee or its Finance and Audit Committee or specific directors, at our principal executive offices at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062. All of these communications will be reviewed by our Secretary or his designee (1) to filter out communications that our Secretary or his designee deems not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

     We encourage all of our directors to attend the annual meeting of shareholders, if possible. All six of our continuing directors attended the 2005 annual meeting of shareholders.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table sets forth information for each of the fiscal years ended June 30, 2006, 2005 and 2004 concerning the compensation of our Chief Executive Officer and our other executive officers as of June 30, 2006 whose annual salary and bonus exceeded $100,000 (collectively, the "named Executive Officers").

               NAME AND                  FISCAL                                   ALL OTHER
          PRINCIPAL POSITION              YEAR    SALARY ($)   BONUS ($)    COMPENSATION ($) (1)
          ------------------             ------   ----------   ---------    --------------------
WILLIAM C. BROOKS ....................    2006      310,000    150,000                 --
Chief Executive Officer and President
                                          2005      306,000    139,000                 --

                                          2004      306,000    126,759 (2)             --

STEPHEN D. HARRIS ....................    2006      150,000     90,000              4,197
Chief Financial Officer and Treasurer
                                          2005      132,000     70,000              3,235

                                          2004      125,000     46,875 (2)          2,394

STEPHANIE DOWELL (3) .................    2006      150,000     80,000              3,824
President and Chief Executive Officer,
UAHC Health Plan of Tennessee, Inc.       2005      115,000     60,000              2,283

----------
(1) All amounts in this column represent our annual contribution to the 401(k) Savings Plan; but other than that, for the years set forth in the table, none of the named Executive Officers had any long-term compensation (including restricted stock awards and long-term incentive plan payouts). Under our Amended and Restated 1998 Stock Option Plan, stock options expiring 10 years after their respective grant dates were granted as follows: (A) to Mr. Brooks on December 4, 2003, April 29, 2004, December 2, 2004, November 4, 2005 and April 24, 2006 for 37,500, 90,000, 2,834, 15,000
     and 20,000 common shares and at exercise prices of $2.09, $4.27, $4.73, $2.10 and $2.95 per share, respectively, which options granted on December 4, 2003 vested (i) for 15,000 common shares six months after the grant date and (ii) for 22,500 common shares one year after the grant date, options granted on April 29, 2004 (a) for 15,000 shares vested for 3,750 shares on October 29, 2004 and then for six additional installments of 1,875 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006, and (b) for 75,000 shares vested for 18,750 shares on October 29, 2004 and then for six additional installments of 9,375 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006, options granted on December 2, 2004 vested in full on June 2, 2005, options granted on November 4, 2005 vested for 2,500 shares on May 4, 2005 and vest in ten additional installments of 1,250 shares each on the 4th day of each August, November, February and May thereafter to and including November 4, 2008, and options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010; (B) to Mr. Harris on December 4, 2003, April 29, 2004, December 2, 2004 and April 24, 2006 for 15,000, 30,000, 2,834 and 20,000
     common shares and at exercise prices of $2.09, $4.27, $4.73 and $2.95 per share, respectively, which options granted on December 4, 2003 vested one year after the grant date, options granted on April 29, 2004 vested for 7,500 shares on October 29, 2004 and then for six additional installments of 3,750 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006, options granted on December 2, 2004 vested in full on June 2, 2005, and options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010; and (C) to Ms. Dowell on December 4, 2003 and April 24, 2006 for 5,000 and 20,000 common shares and at exercise prices of $2.09 and $2.95 per share, respectively, which options granted on December 4, 2003 vested one year after the grant date, and options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010

(2) For fiscal year 2004, Messrs. Brooks and Mr. Harris received 50% of their bonus in restricted stock, in lieu of cash, based on the closing stock price of $4.24 per share on September 24, 2006, the grant date.

(3) On April 15, 2005, Ms. Dowell became a named Executive Officer of the Company. The fiscal year 2006 information shown for her in this table is for that entire fiscal year.

STOCK OPTION GRANTS

     The following table shows information as to stock option grants made during fiscal 2006 to each of our executive officers named in the Summary Compensation Table above. Amounts in the following table represent potential realizable gains that could be achieved for the options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are calculated based on requirements of the SEC and do not represent an estimate or projection of our future stock prices. These amounts represent certain assumed rates of appreciation in the value of our common shares from the fair market value on the grant date. Actual gains, if any, on stock option exercises depend on the future performance of the common shares and overall stock market conditions. The amounts reflected in the following table may not necessarily be achieved.

                        OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS                                         POTENTIAL
--------------------------------------------------------------------------------    REALIZABLE VALUE AT
                                              % OF TOTAL                               ASSUMED ANNUAL
                               NUMBER OF        OPTIONS                            RATES OF STOCK PRICE
                              SECURITIES      GRANTED TO                               APPRECIATION
                              UNDERLYING       EMPLOYEES   EXERCISE                   FOR OPTION TERM
                                OPTIONS        IN FISCAL     PRICE    EXPIRATION   --------------------
           NAME             GRANTED (#) (1)      YEAR       ($/SH)       DATE        5% ($)   10% ($)
           ----             ---------------   ----------   --------   ----------     ------   -------
William C. Brooks (2)....        15,000          20.00       2.10       11/4/15      26,414    66,937
William C. Brooks (3)....        20,000          26.67       2.95       4/24/16      49,473   125,374
Stephen D. Harris (3)....        20,000          26.67       2.95       4/24/16      49,473   125,374
Stephanie M. Dowell (3)..        20,000          26.67       2.95       4/24/16      49,473   125,374

----------
(1) The options listed in the table were non-qualified stock options granted to Messrs. Brooks and Harris and Ms. Dowell in fiscal 2006 under our Amended and Restated 1998 Stock Option Plan, exercisable at 75% of the then current fair market value of the underlying common shares.

(2) These options are exercisable for 2,500 shares on May 4, 2005 and in ten additional installments of 1,250 shares each on the 4th day of each August, November, February and May thereafter to and including November 4, 2008. Mr. Brooks' right to exercise these options will not be impaired or affected in the event that he ceases to be our officer, employee or director for any reason.

(3) Each of these options is exercisable for 2,500 shares on October 24, 2006 and then in fourteen additional installments of 1,250 shares each on the 24th day of each January, April, July and October thereafter to and including April 24, 2010. Each option also becomes 100 percent exercisable immediately upon specified changes in control. The portion of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

     If, upon exercise of any of the options described above, we must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to us or we will appropriately reduce the number of common shares we deliver to the optionee to reimburse us for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

     OPTION FISCAL YEAR-END VALUES

     There were no exercises of stock options during the fiscal year ended June 30, 2006 by any of our executive officers named in the Summary Compensation Table above. The following table shows the aggregated numbers and value of unexercised stock options held by them at June 30, 2006.

                           NUMBER OF
                         COMMON SHARES             VALUE OF
                           UNDERLYING             UNEXERCISED
                      UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
        NAME           AT FISCAL YEAR-END   AT FISCAL-YEAR END (1)
        ----          -------------------   ----------------------
William C. Brooks          265,334 (2)             $340,500
Stephen D. Harris           92,834 (3)             $ 66,900
Stephanie M. Dowell         25,000 (4)             $  8,550

----------
(1) Calculated based on the closing price of Company common stock on June 30, 2006 (the last business day of the fiscal year) of $2.20 less the option exercise price. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price. All of the described stock options remain unexercised at the date of this proxy statement, at which date none of such unexercised stock options is in-the-money.

(2) These options: (A) as to 100,000 shares, were granted March 1, 2003 and are fully vested and exercisable; (B) as to 37,500 shares, were granted December 4, 2003 and are fully vested and exercisable; (C) as to 90,000 shares, were granted on April 29, 2004 and are fully vested and exercisable; (D) as to 2,834 shares, were granted on December 2, 2004 and are fully vested and exercisable; (E) as to 15,000 shares, were granted on November 4, 2005 and are vested and exercisable as to 8,750 shares and the remainder will vest and become exercisable in ten additional installments of 1,250 shares each on November 4, 2006 and on the 4th day of each February, May, August and November thereafter to and including November 4, 2008; and (F) as to 20,000 shares, were granted on April 24, 2006 and will vest and become exercisable as to 2,500 shares on October 24, 2006 and the remainder will vest and become exercisable in fourteen additional installments of 1,250 shares each on January 24, 2007 and on the 24h day of each April, July, October and January thereafter to and including April 24, 2010.

(3) These options: (A) as to 25,000 shares, were granted on October 28, 2002 and are vested and exercisable as to 15,000 shares and the remainder will vest and become exercisable in two equal installments on the fourth and anniversaries of that grant date; (B) as to 15,000 shares, were granted December 4, 2003 and are fully vested and exercisable; (C) as to 30,000 shares, were granted on April 29, 2004 and are fully vested and exercisable; (D) as to 2,834 shares, were granted on December 2, 2004 and are fully vested and exercisable; and (E) as to 20,000 shares, were granted on April 24, 2006 and will vest and become exercisable as to 2,500 shares on October 24, 2006 and the remainder will vest and become exercisable in fourteen additional installments of 1,250 shares each on January 24, 2007 and on the 24h day of each April, July, October and January thereafter to and including April 24, 2010.

(4) These options: (A) as to 5,000 shares, were granted December 4, 2003 and are fully vested and exercisable; and (B) as to 20,000 shares, were granted on April 24, 2006 and will vest and become exercisable as to 2,500 shares on October 24, 2006 and the remainder will vest and become exercisable in fourteen additional installments of 1,250 shares each on January 24, 2007 and on the 24h day of each April, July, October and January thereafter to and including April 24, 2010.

     STOCK OPTION PLANS; EMPLOYEE STOCK PURCHASE PLAN

     We have an Amended and Restated 1998 Stock Option Plan, under which stock options (nonqualified options and incentive stock options) may be granted to our officers, directors and key employees or those of our subsidiaries. The maximum number of common shares which may be issued pursuant to stock options under the plan is 1,500,000, and no participant can receive stock options for more than 300,000 shares over the term of the plan.

     The plan is administered by a committee designated by our Board of Directors, currently our Compensation Committee. The selection of persons who are eligible to participate in the plan and grants to those individuals are determined by the committee, in its sole discretion. The only established criterion to determine eligibility under the plan is that individuals must be our officers, directors or key employees or those of any Subsidiary (as defined in the plan) who, in the judgment of the committee, are or will become responsible for the direction and financial success of the Company or any Subsidiary.

     An incentive stock option granted under the plan must have an exercise price not less than 100% of the fair market value of the shares on the date such option is granted. For an incentive stock option granted to a participant who owns more than 10% of the total combined voting stock of the Company or of any parent or subsidiary of the Company, the exercise price must be at least 110% of the fair market value of the shares on the date such option is granted. A nonqualified option granted under the plan must have an exercise price not less than 75% of the fair market value of the shares on the date such option is granted. Each stock option granted under the plan must expire not more than ten years after the date of the grant; and an incentive stock option granted to an individual who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary must expire not more than five years after the date of the grant.

     Our Employee Stock Purchase Plan ("ESPP"), which became effective October 1996, enables all our eligible employees to subscribe for common shares on an annual offering date at a purchase price which is the lesser of 85% of the fair market value of the shares on the first day or the last day of the annual period. Employee contributions for the fiscal year 2006 were $7,775. 200,000 common shares were reserved for issuance under the ESPP.

     We have not granted any stock appreciation rights, and we did not grant any awards under a long-term incentive plan during fiscal year 2003. On December 2, 2004, we granted certain stock options under our Amended and Restated 1998 Stock Option Plan.

     401(K) SAVINGS PLAN

     We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code. All employees over age 21, other than non-resident aliens, are eligible to participate in the retirement plan. Employees can contribute to the retirement plan on a tax-deferred basis up to 20% of their total salary. Under the retirement plan, we make matching contributions on each employee's behalf, up to a maximum of 2% of each employee's total salary. As of June 30, 2006, 80 employees had elected to participate in the retirement plan. For the fiscal year ended June 30, 2006, we contributed approximately $45,941 to the retirement plan. See the "Summary Compensation Table" above for additional information.

     COMPENSATION OF DIRECTORS

     Directors who are our employees receive no fees for their services as a director or as a Committee member. Each of our directors who is not our employee receives $1,000 for each Board of Directors meeting and each Board committee meeting attended. Each committee chairperson receives an annual stipend, which is $6,000 for the Finance and Audit Committee chairperson, $4,000 for the Compensation Committee chairperson and $3,000 for the Governance Committee chairperson. In addition, each non-employee director receives an annual stipend of $36,000, payable in $27,000 of our common shares and $9,000 in cash, as compensation for director services. Our directors are also entitled to reimbursement for reasonable out-of-pocket expenses incurred in providing services to us in their capacities as directors.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2006, Dr. Richard M. Brown, Tom A. Goss (Chairman), Ronald E. Hall, Sr. and Emmett S. Moten, Jr. served as the members of our Compensation Committee. None of the members of our Compensation Committee was, during the fiscal year ended June 30, 2006, one of our officers or employees, or one of our former officers. None of the committee members had any relationship with us requiring disclosure by us pursuant to SEC rules regarding disclosure of related-party transactions.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation for our key executives is determined by the Compensation Committee. Salaries, bonuses and other compensation of our key executives are based upon profitability, enrollment levels of our clients, including UAHC Health Plan of Tennessee, Inc., revenue growth, return on equity and market share. The Compensation Committee also administers the Amended and Restated 1998 Stock Option Plan.

     The Compensation Committee believes that compensation of our key executives should be sufficient to attract and retain highly qualified personnel and also provide meaningful incentives for measurable superior performance. During fiscal year 2006, our executive compensation included a base salary and bonus (stock and cash). Based upon available data, we believe the base salaries of our executives were set at the levels of comparable companies in our line of business.

     The Compensation Committee is comprised of Tom A. Goss (Chairman), Dr. Richard M. Brown, Ronald E. Hall, Sr. and Emmett S. Moten, Jr., all outside directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The ownership, operation and management of the Company involve various potential conflicts of interest, including the relationships and transactions described below. Management of the Company believes that these agreements and transactions have been on terms, which are as fair to the Company as could have been obtained from unaffiliated parties.

     MANAGEMENT AGREEMENT. Our management agreement with our managed plan, UAHC Health Plan of Tennessee, Inc. (the "Health Plan"), was negotiated between related entities. However, such management agreements were reviewed, revised and approved by each plan's Board. The Health Plan is an HMO, which is owned by us through our wholly-owned subsidiary, United American of Tennessee, Inc.

     COMMON OFFICERS AND DIRECTORS. As indicated in the chart below, during and since fiscal year 2006, certain officers or directors of the Company were also officers or members of the Board of Directors of the Health Plan (which is owned by the Company through our wholly owned subsidiary, United American of Tennessee, Inc.). Consequently, such individuals were or are likely to influence the operation of the Company and negotiations and arrangements between the Company and these entities, including the negotiation of and operation under the Health Plan management agreement. Conflicts of interest may arise relating to matters that are presented to our Board of Directors for consideration and with respect to which the Company and the Health Plan may have differing interests, including matters relating to the management agreement.

                            POSITION WITH             POSITION WITH
         NAME                OUR COMPANY             THE HEALTH PLAN
         ----         -------------------------   ---------------------
William C. Brooks..   Chairman of the Board,             Director
                      President, CEO,
                      Director

Tom A. Goss........   Vice Chairman of the        Chairman of the Board
                      Board, Director

Stephen D. Harris..   Executive Vice President,          Director
                      Chief Financial Officer
                      and Treasurer

Stephanie Dowell...   Vice President                President and CEO

II. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

     UHY LLP has served as our independent auditors since November 22, 2004. A representative of UHY LLP is expected to be present at our 2006 annual meeting to make a statement, if requested, and be available to respond to questions with respect to the 2006 audit.

     Prior to our engaging UHY LLP as our independent auditors on November 22, 2004, Follmer Rudzewicz PLC had served as our independent auditors since March 3, 2003. On November 19, 2004, the partners of Follmer Rudzewicz PLC notified us that they were joining UHY LLP, a newly-formed New York limited liability partnership comprised of the partners of four previous accounting firms with offices in eight states, effective as of August 1, 2004. Our sole reason for changing auditors was Follmer Rudzewicz PLC's partners' own decision to join UHY LLP and Follmer

Rudzewicz PLC's consequent resignation as the independent accountant who was previously engaged as the principal accountant to audit our financial statements. The decision to thus change accountants was approved by the Finance and Audit Committee of our Board of Directors.

     The Board of Directors considers UHY LLP to be well qualified to serve as the independent auditors for the Company. If the appointment of UHY LLP is not ratified by the shareholders, the Board of Directors may appoint other independent auditors based upon the recommendation of the Finance and Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF UHY LLP AS INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS OTHERWISE SPECIFY IN THEIR PROXIES.

AUDIT FEES

     The following is a summary of fees billed by UHY LLP, for audit and other professional services during the fiscal year ended June 30, 2006:

Audit fees, including services rendered in reviewing quarterly financial information and auditing our annual consolidated
   financial statements for fiscal year 2005.........................   $180,000
Tax and other professional service fees..............................   $ 39,217

     The Finance and Audit Committee, after a review and discussion with UHY LLP, determined that the provision of these services was compatible with maintaining their respective independence.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Finance and Audit Committee's Charter affirms its responsibility to approve in advance audit and non-audit services to be performed by our independent auditor. In accordance with Section 10A(i) of the Exchange Act, before UHY LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Finance and Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Finance and Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

III. REPORT OF THE FINANCE AND AUDIT COMMITTEE

     This report of our Finance and Audit Committee describes the actions of the Committee for the fiscal year ended June 30, 2006. This report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any future filing under such Securities Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically request that such information be treated as soliciting material or specifically incorporate it by reference into such filing.

     The Finance and Audit Committee (the "Committee") is made up of the following members: Darrel W. Francis (Chairman), Dr. Richard M. Brown, Ronald E. Hall, Sr. The Committee operates pursuant to a written Charter (a copy of which was Appendix B in our proxy statement dated October 6, 2003, pertaining to our 2003 annual meeting of shareholders). In accordance with the Charter, all of the members of the Committee are independent (as defined in the rules of the New

York Stock Exchange) and financially literate and at least one member of the Committee has accounting or related financial management expertise.

     Management is responsible for our internal controls and the financial reporting process. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on the conformity of our audited consolidated financial statements with accounting principles generally accepted in the United States of America. As provided in its Charter, the Committee's responsibilities include monitoring and oversight of these processes.

     In this context and in accordance with its Charter, the Committee has met and held discussions with management and the current independent auditors.

     Management represented to the Committee that our audited consolidated financial statements for the fiscal year ended June 30, 2006 (the "Financial Statements") were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the Financial Statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Committee) and Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with the independent auditors the independent auditors' independence from management and the Company, including the matters in the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In concluding that the independent auditors are independent, the Committee considered, among other factors, whether the nonaudit services provided by the independent auditors (principally tax services) were compatible with their independence. The Sarbanes-Oxley Act of 2003 requires the Committee to pre-approve all audit and non-audit services, subject to a narrow de minimis exception.

     In fulfilling its oversight responsibility of reviewing the services performed by our independent auditors, the Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Committee also met with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. The Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Fees Paid to Independent Auditors" following this report.

     Based on the Committee's review and discussions of the matters referred to above, the Committee recommended to the Board that the Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the SEC. The Committee also recommended that the Board select UHY LLP to serve as our independent auditors for fiscal year 2007.

                           Finance and Audit Committee
                          Darrel W. Francis, Chairman,
                  Dr. Richard M. Brown and Ronald E. Hall, Sr.

IV.  OTHER INFORMATION

     A copy of our Annual Report to Shareholders for the fiscal year ended June 30, 2006 accompanies this proxy statement. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (as filed with the SEC, including exhibits but excluding the exhibit index) also accompanies this proxy statement. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of the exhibit index to our Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (as filed with the SEC). All such requests should be directed to United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, Attention: Investor Relations Department.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to provide us copies of Section 16(a) reports they file. Based solely on review of the copies of such reports provided to us for fiscal year 2006, or written representations that no Forms 5 were required, we believe that during the fiscal year ended June 30, 2006 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for reports by William C. Brooks for two transactions and by Richard M. Brown and Ronald E. Hall, Sr. each for one transaction that were delayed until their EDGAR passwords were renewed.

EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, officers and employees. In addition, the Company has retained Georgeson Shareholder to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $6,000 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees and institutional holders for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

STOCK PERFORMANCE CHART

     The following graph compares the cumulative total return for the previous five fiscal years on a $100 investment on June 30, 2001 in each of our Common Stock, the Standard & Poor's 500 Stock Index and peer group indices (the Old Peer Group is the same as in the comparable graph in our last proxy statement; the New Peer Group reflects the substitution of some peers more similar to us currently). The graph assumes reinvestment of dividends, if any.

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                    June 2006

                               (PERFORMANCE GRAPH)

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at our 2007 Annual Meeting of Shareholders must be received by our Secretary at our offices, United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, no later than May 26, 2007 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

     We must receive notice of any proposals of shareholders that are intended to be presented at our 2007 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than August 6, 2007 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of the 2006 Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.

                                        By order of the Board of Directors

                                        /s/  William C. Brooks
                                        ----------------------------------------
                                        William C. Brooks
                                        Chairman, President and Chief Executive
                                        Officer

Detroit, Michigan
October 2, 2006

(UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                     UNITED AMERICAN HEALTHCARE CORPORATION

                                        [ ]  Mark this box with an X if you have
                                             made changes to your name or
                                             address details above.

ANNUAL MEETING PROXY CARD - UNITED AMERICAN HEALTHCARE CORPORATION

A    ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

1. To elect five Directors of the Corporation, three to serve for terms expiring with the 2009 Shareholders' Meeting, one to serve for a term expiring with the 2008 Shareholders' Meeting, and one to serve for a term expiring with the 2007 Shareholders' Meeting.

TERMS EXPIRING WITH THE 2009 SHAREHOLDERS'   TERM EXPIRING WITH THE 2007 SHAREHOLDERS'   TERM EXPIRING WITH THE 2008 SHAREHOLDERS'
MEETING:                                     MEETING:                                    MEETING:

                             FOR  WITHHOLD                               FOR  WITHHOLD                               FOR  WITHHOLD

01 - Darrel W. Francis       [ ]    [ ]      04 - Stephen D. Harris      [ ]    [ ]      05 - Eddie R. Munson        [ ]    [ ]
02 - Tom A. Goss             [ ]    [ ]
03 - Emmett S. Moten, Jr.    [ ]    [ ]

B    ISSUES

The Board of Directors recommends a vote FOR the following proposal.

                                             FOR  AGAINST  ABSTAIN

2.   To approve the appointment of UHY LLP   [ ]    [ ]      [ ]     3.   In their discretion, the Proxies are authorized to vote on
     as independent auditors for the                                      such other business as may properly come before the
     fiscal year ending June 30, 2007.                                    meeting.


C    AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.
All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy)   Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box
-----------------   --------------------------------------------------   --------------------------------------------------


   __ /__ /____     ___________________________                          __________________________

PROXY - UNITED AMERICAN HEALTHCARE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 3, 2006

The undersigned appoints William C. Brooks and Ronald E. Hall, Sr. and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of United American Healthcare Corporation on November 3, 2006, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1 and 2.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(SEE REVERSE SIDE)